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                                                                  EXHIBIT 10.31

                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Second Amendment") made and delivered as of the 23 day of August, 2001, by and between SUPERIOR CONSULTANT HOLDINGS CORPORATION (the "Company"), and COMERICA BANK (the "Bank").

                                   WITNESSETH

         WHEREAS, the Company and the Bank have previously entered into a certain Amended and Restated Credit Agreement dated as of September 12, 2000, as amended by two Amendments (the "Credit Agreement"); and

         WHEREAS, the Bank and the Company desire to amend the Credit Agreement to modify certain provisions of the Credit Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Company and the Bank agree as follows:

         1.       Section 7.4 is amended to read in its entirety as follows:

                  "Maintain for each month and quarter, as applicable, earnings from operations (earnings prior to interest income and interest expense, gains on sale of assets or securities and all other extraordinary gains determined on a consolidated basis, but excluding ComTrust, and determined on a cumulative basis for the monthly test and on a quarterly basis for the quarterly test) of not less than the following amounts for the months and quarters specified below:

                  -------------------------------------------------------------
                                     Month                           Amount
                  -------------------------------------------------------------
                         July, August and September, 2001         ($1,000,000)
                      October, November and December, 2001        ($  500,000)
                       January, February and March, 2002          ($  250,000)
                     April, 2002 and each month thereafter         $  100,000
                  -------------------------------------------------------------
                                Quarter Ending                       Amount
                  -------------------------------------------------------------
                             September 30, 2001                    ($2,000,000)
                              December 31, 2001                    ($  500,000)
                                March 31, 2002                      $        0
                  June 30, 2002 and each quarter thereafter         $1,000,000

                  -------------------------------------------------------------

         2. The Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Credit Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other



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documents and instruments required under this Amendment or the Credit Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of the Company set forth in Sections 6.1 through
6.17 of the Credit Agreement are, taking into account all waivers and consents heretofore given by the Bank to the Company, true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Credit Agreement, has occurred and is continuing as of the date hereof.

         3. This Amendment shall be effective upon (a) execution hereof by Company and Bank, and (b) execution and delivery to Bank by the Guarantors of a Reaffirmation of Guaranty in form acceptable to the Bank.

         4. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect, and the Company hereby ratifies, confirms, and agrees to be bound by the terms of the Credit Agreement as amended hereby.

         IN WITNESS WHEREOF, the Company and the Bank have caused this Second Amendment to be executed by their duly authorized officials as of the day and year first written above.

                                  SUPERIOR CONSULTANT HOLDINGS CORPORATION


                                  By:
                                     ------------------------------------------


                                  Its:
                                      -----------------------------------------



                                  COMERICA BANK



                                  By:
                                     ------------------------------------------



                                  Its: Vice President